UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________

FORM 8-K
______________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 22, 2008

______________________

BANCROFT URANIUM INC.
(Exact name of registrant as specified in its charter)

Nevada	000-50366	94-3409449
(State or other jurisdiction of incorporation)	Commission File Number)	(I.R.S. Employer Identification No.)

8655 East Via De Ventura, Suite G200 Scottsdale, AZ	85258
(Address of principal executive offices)	(Zip Code)

(480) 346-1460
(Registrant’s telephone number, including area code)
(480) 346-1461 FAX

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

  ☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

  ☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

  ☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

  ☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

Except for historical information, this report contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (“Securities Act”) and Section 21E of the Securities Exchange Act of 1934, as amended (“Exchange Act”).  Such forward-looking statements involve risks and uncertainties, including, among other things, statements regarding our business strategy, future revenues and anticipated costs and expenses.  Such forward-looking statements include, among others, those statements including the words “expects”, “anticipates”, “intends”, “believes” and similar language.  Our actual results may differ significantly from those projected in the forward-looking statements.  Factors that might cause or contribute to such differences include, but are not limited to, those discussed in the section “Risk Factors.”  We undertake no obligation to publicly release any revisions to the forward-looking statements or reflect events or circumstances after the date of this report.

Item 1.01	Entry into Definitive Material Agreement

On May 23, 2008, the registrant entered into consulting agreements with two consultants, Rick Lewon and Robert McIntosh.  Under the terms of each agreement, the consultants will provide services to the corporation with respect to geological consultation and with respect to security and mining site management, among other duties.  The agreements provide that the consultants will each be paid $15,000 per month in consulting fees and issued additional restricted shares over the term of the contracts in an amount of 2,400,000 common shares per consultant. The term of the agreements is 24 months.  The agreements provide that the company may issue only 2,000,000 shares per consultant, a discount of 400,000 shares per agreement, if the Company issues the full shares due under the agreements by May 31, 2008, which the Company has elected to do.  The Company or the consultants may terminate the agreements at any time without penalty.  In the event of an early termination, the Company is entitled to the return of any unearned stock and is not required to make any further cash payments.

Item 5.01	Other Information.

The Company issued 4,000,000 common shares to consultants as noted in Item 1.01 above on May 23, 2008.  In addition, the Company’s stock  is listed on the Frankfurt Stock Exchange under the symbol BCR as of May 22, 2008.

Item 9.01	Financial Statements and Exhibits

Exhibits

Exhibit No.	Description

10.1	Consulting Agreement with Rick Lewon dated May 23, 2008.
10.2	Consulting Agreement with Robert McIntosh dated May 23, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANCROFT URANIUM INC.

Dated: May 30, 2008	By:	/s/ P. Leslie Hammond
Name: P. Leslie Hammond
Title: President and CEO